JOHN HANCOCK FUNDS II
               Supplement dated January 6, 2005 to the Prospectus
                             dated October 17, 2005


               Prospectus for Class A, Class B and Class C Shares


In the "Selling Shares" section of each Prospectus referenced above, the following requirement has been added to the "Selling shares in writing" table with respect to (1) Joint tenancy shareholders with rights of survivorship with a deceased co-tenant(s) and (2) Executors of shareholder estates:

  o  Inheritance Tax Waiver (if applicable)




January 6, 2006

LSOPS  1/06